Exhibit 10.1

HOSSEIN FATEH
FIRST AMENDMENT
TO
THIRD AMENDED AND RESTATED EMPLOYMENT AGREEMENT

THIS FIRST AMENDMENT TO THIRD AMENDED AND RESTATED EMPLOYMENT AGREEMENT (this “Agreement”) is dated as of December 2, 2014 (the “Effective Date”), by and between DuPont Fabros Technology, Inc., a Maryland corporation (the “Company”), DF Property Management LLC, a Delaware limited liability company (the “LLC”), and Hossein Fateh (the “Executive”).
WHEREAS, the Company and the Executive have previously entered into a Third Amended and Restated Employment Agreement dated as of February 5, 2013 (the “Original Agreement”) pursuant to which the Executive serves as the President and Chief Executive Officer of the Company;
WHEREAS, the term of the Original Agreement expired on December 1, 2014;
WHEREAS, the Company, the LLC and the Executive now desire to amend the terms of the Original Agreement to extend the term of the Original Agreement for one (1) year.
Accordingly, the parties hereto agree as follows:
1.    Section 1 of the Original Agreement is hereby amended and restated to read as follows:
Term. The Company and the LLC shall continue to employ the Executive, and the Executive hereby accepts such continued employment for a term under this Agreement that shall commence on the Effective Date and end on December 1, 2015, unless sooner terminated in accordance with the provisions of Section 4 or Section 5 (the period during which the Executive is employed hereunder being hereinafter referred to as the “Term”).
2.    Unless specifically modified herein, all other terms and conditions of the Original Agreement shall remain in effect.

IN WITNESS WHEREOF, the parties hereto have signed their names as of the day and year first above written.
DUPONT FABROS TECHNOLOGY, INC.

By:      /s/ Richard A. Montfort, Jr.
Name:    Richard A. Montfort, Jr.

Title:	Executive Vice President, General Counsel and Secretary

DF PROPERTY MANAGEMENT LLC

By:	DuPont Fabros Technology, L.P.,
its Managing Member

By:	DuPont Fabros Technology, Inc.,
its General Partner

By:     /s/ Richard A. Montfort, Jr.
Name:    Richard A. Montfort, Jr.

Title:	Executive Vice President, General Counsel and Secretary

/s/ Hossein Fateh
Name: Hossein Fateh